EXHIBIT 11

                STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS

                            Annie's Homegrown, Inc.
                    Computation of Earnings per Common Share
                      (in 000s except for per share data)
                     Twelve months ended December 31, 1995


Primary Computation
-------------------

     Net loss per statement of operations                   $(451)
                                                            =====

     Weighted average number of common
     shares outstanding                                     3,987

     Weighted average number of common
     stock equivalents                                         --
                                                            -----
     Weighted average number of common
     shares as adjusted                                     3,987
                                                            =====

     Primary loss per common share                          $(.11)
                                                            =====







                STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS

                            Annie's Homegrown, Inc.
              Computation of Earnings per Common Share (Continued)
                      (in 000s except for per share data)
                     Twelve months ended December 31, 1995


Fully Diluted Computation
-------------------------

     Net loss per statement of operations                   $(451)
                                                            =====

     Weighted average number of common
     shares outstanding                                     3,987

     Weighted average number of common
     stock equivalents                                        742
                                                            -----
     Weighted average number of common
     shares as adjusted                                     4,729
                                                            =====

     Fully diluted loss per common share                  $(.10)(A)
                                                            =====

(A) This computation is submitted as an exhibit to the Company's Form 10-K in accordance with Regulation S-K Item 601(b)(11), although presenting the computation is not in accordance with paragraph 40 of APB Opinion 15 because the computation produces an antidilutive result.






                STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS

                            Annie's Homegrown, Inc.
              Computation of Earnings per Common Share (Continued)
                      (in 000s except for per share data)
                     Twelve months ended December 31, 1995


Fully Diluted Computation
-------------------------

     Net loss per statement of operations                   $(279)
                                                            =====

     Weighted average number of common
     shares outstanding                                     4,181

     Weighted average number of common
     stock equivalents                                        733
                                                            -----
     Weighted average number of common
     shares as adjusted                                     4,914
                                                            =====

     Fully diluted loss per common share                   $(.06)(A)
                                                            =====

(A) This computation is submitted as an exhibit to the Company's Form 10-K in accordance with Regulation S-K Item 601(b)(11), although presenting the computation is not in accordance with paragraph 40 of APB Opinion 15 because the computation produces an antidilutive result.





                STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS

                            Annie's Homegrown, Inc.
              Computation of Earnings per Common Share (Continued)
                      (in 000s except for per share data)
                     Twelve months ended December 31, 1995


Primary Computation
-------------------

     Net loss per statement of operations                   $(279)

     Weighted average number of common
     shares outstanding                                     4,181

     Weighted average number of common
     stock equivalents                                         --
                                                            -----
     Weighted average number of common
     shares as adjusted                                     4,181
                                                            =====

     Primary loss per common share                         $(.07)
                                                            =====